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                                                               Exhibit   23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-61264) of Northern States Power Company our report dated June 17, 1999 relating to the financial statements, which appears in this Form 11-K.




PRICEWATERHOUSECOOPERS LLP
Minneapolis, Minnesota
June 28, 1999